                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

    We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter, the "Company"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of the Company and guarantees thereof by subsidiaries of the Company, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

            /s/  ROBERT E. STAUTH                          /s/  CAROL B. HALLETT
--------------------------------------------   --------------------------------------------
    Robert E. Stauth, Chairman and Chief                Carol B. Hallett, Director
   Executive Officer (principal executive
                  officer)

           /s/  HARRY L. WINN, JR.                      /s/  EDWARD C. JOULLIAN III
--------------------------------------------   --------------------------------------------
Harry L. Winn, Jr., Executive Vice President         Edward C. Joullian III, Director
         and Chief Financial Officer
        (principal financial officer)

            /s/  KEVIN J. TWOMEY                           /s/  HOWARD H. LEACH
--------------------------------------------   --------------------------------------------
 Kevin J. Twomey, Vice President--Controller             Howard H. Leach, Director
       (principal accounting officer)

             /s/  JACK W. BAKER                            /s/  JOHN A. MCMILLAN
--------------------------------------------   --------------------------------------------
           Jack W. Baker, Director                      John A. McMillan, Director

            /s/  ARCHIE R. DYKES                            /s/  GUY A. OSBORN
--------------------------------------------   --------------------------------------------
          Archie R. Dykes, Director                       Guy A. Osborn, Director

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                           ABCO REALTY CORP.
                           FLEMING WHOLESALE, INC.
                           GATEWAY INSURANCE AGENCY, INC.
                           PROGRESSIVE REALTY, INC.
                           RFS MARKETING SERVICES, INC.
                           SCRIVNER TRANSPORTATION, INC.
                           SMARTRANS, INC.
                           UNIVERSITY FOODS, INC.

    We, the undersigned officers and directors of the above listed subsidiaries of Fleming Companies, Inc. (hereinafter, the "Subsidiaries"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiaries, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiaries, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

           /s/  HARRY L. WINN, JR.                         /s/  DAVID R. ALMOND
--------------------------------------------   --------------------------------------------
 Harry L. Winn, Jr., Director and President           David R. Almond, Director, Vice
 (principal executive and financial officer)              President and Secretary

            /s/  KEVIN J. TWOMEY
--------------------------------------------
Kevin J. Twomey, Director and Vice President
       (principal accounting officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                               ABCO MARKETS INC.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

          /s/  THOMAS W. FIELD, JR.               /s/  HARRY L. WINN, JR., VICE PRESIDENT
--------------------------------------------   --------------------------------------------
       Thomas W. Field, Jr., Chairman                  (principal financial officer)
        (principal executive officer)

                                                            /s/  EDWARD A. GAST
--------------------------------------------   --------------------------------------------
 Edward G. Hill, Jr., Director and President      Edward A. Gast, Senior Vice President,
                                               Secretary and Treasurer (principal accounting
                                                                 officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                       FLEMING FOREIGN SALES CORPORATION

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

           /s/  MARK O. NEUMEISTER                         /s/  JOHN M. THOMPSON
--------------------------------------------   --------------------------------------------
 Mark O. Neumeister, Director and President     John M. Thompson, Vice President--Treasurer
        (principal executive officer)                  (principal financial officer)

            /s/  KEVIN J. TWOMEY                           /s/  DAVID R. ALMOND
--------------------------------------------   --------------------------------------------
Kevin J. Twomey, Director and Vice President           David R. Almond, Director and
       (principal accounting officer)                  Vice President and Secretary

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                           FLEMING INTERNATIONAL LTD.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

             /s/  WAYNE EPPERSON                           /s/  JOHN M. THOMPSON
--------------------------------------------   --------------------------------------------
          Wayne Epperson, President             John M. Thompson, Vice President--Treasurer
        (principal executive officer)                  (principal financial officer)

           /s/  HARRY L. WINN, JR.                         /s/  DAVID R. ALMOND
--------------------------------------------   --------------------------------------------
        Harry L. Winn, Jr., Director                   David R. Almond, Director and
                                                         Vice President--Secretary

            /s/  KEVIN J. TWOMEY
--------------------------------------------
       Kevin J. Twomey, Vice President
       (principal accounting officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                     FLEMING SUPERMARKETS OF FLORIDA, INC.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

            /s/  DAVID R. ALMOND
--------------------------------------------   --------------------------------------------
        David R. Almond, Director and                   Steven A. Lehto, President
          Vice President--Secretary                    (principal executive officer)

           /s/  HARRY L. WINN, JR.                       /s/  LOUIS F. MOORE, JR.
--------------------------------------------   --------------------------------------------
        Harry L. Winn, Jr., Director                     Louis F. Moore, Jr., Vice
        (principal financial officer)                      President--Controller
                                                      (principal accounting officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                      FLEMING TRANSPORTATION SERVICE, INC.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

            /s/  E. STEPHEN DAVIS                          /s/  JOHN M. THOMPSON
--------------------------------------------   --------------------------------------------
  E. Stephen Davis, Director and President      John M. Thompson, Vice President--Treasurer
        (principal executive officer)                  (principal financial officer)

            /s/  KEVIN J. TWOMEY
--------------------------------------------
Kevin J. Twomey, Director and Vice President
       (principal accounting officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                                   LAS, INC.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

             /s/  JOHN S. RUNYAN                           /s/  JOHN M. THOMPSON
--------------------------------------------   --------------------------------------------
   John S. Runyan, Director and President       John M. Thompson, Vice President--Treasurer
        (principal executive officer)                  (principal financial officer)

            /s/  KEVIN J. TWOMEY                           /s/  DAVID R. ALMOND
--------------------------------------------   --------------------------------------------
Kevin J. Twomey, Director and Vice President        David R. Almond, Director and Vice
       (principal accounting officer)                      President-- Secretary

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                             PIGGLY WIGGLY COMPANY

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

            /s/  LARRY G. WRIGHT                           /s/  JOHN M. THOMPSON
--------------------------------------------   --------------------------------------------
   Larry G. Wright, Director and President      John M. Thompson, Vice President--Treasurer
        (principal executive officer)                  (principal financial officer)

           /s/  HARRY L. WINN, JR.                         /s/  KEVIN J. TWOMEY
--------------------------------------------   --------------------------------------------
        Harry L. Winn, Jr., Director                  Kevin J. Twomey, Vice President
                                                      (principal accounting officer)

                               POWER OF ATTORNEY
                          (Senior Subordinated Notes)

                           RETAIL SUPERMARKETS, INC.

    We, the undersigned officers and directors of the above listed subsidiary of Fleming Companies, Inc. (hereinafter, the "Subsidiary"), hereby severally constitute Robert E. Stauth, William J. Dowd, Harry L. Winn, Jr., David R. Almond and John M. Thompson and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Subsidiary, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 senior subordinated debt securities of Fleming Companies, Inc. and guarantees thereof by the Subsidiary, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    DATED this 16th day of September, 1997.

           /s/  CARROLL L. MCLARTY                         /s/  JAMES S. GRIFFIN
--------------------------------------------   --------------------------------------------
 Carroll L. McLarty, Director and President         James S. Griffin, Director and Vice
        (principal executive officer)           President-- Treasurer (principal financial
                                                          and accounting officer)